Exhibit 10.8

[CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.]

AMENDMENT 2 TO
THE LICENSE NAD SERVICES AGREEMENT

This Amendment (“Amendment”) is effective as of April 27, 2022 (“Amendment Effective Date”) and hereby amends the License and Services Agreement between 24M Technologies, Inc. (“24M”) and Freyr AS, which has been succeeded by FREYR Battery Norway AS (“Freyr”), effective December 15, 2020 (the “Agreement”). In the event of a conflict between this Amendment and the Agreement, this Amendment shall govern.

For good and valuable consideration the parties hereby agree to amend the Agreement as follows.

1. Section 12.2 of the Agreement shall be deleted in its entirety and be of no further force or effect.

2. The dates in Sections 12.3 and 12.4 of the Agreement shall be changed from [***] to [***].

Except as modified by this Amendment, the Agreement shall remain in full force and effect. This Amendment may by be signed electronically, by PDF, as well as in counterparts, all of which shall be originals and sufficient to legally bind the parties to this Amendment.

The duly authorized signatories of the parties have read, understood, and agree to the terms and conditions set forth above as of the Amendment Effective Date.
The duly authorized signatories of the parties have read, understand and agree to the terms and conditions set forth above, effective as of the date set forth above.

24M, INC.	FREYR BATTERY NORWAY AS

/s/ Naoki Ota	/s/ Tom Einar Jensen
Signature	Signature
Naoki Ota	Tom Einar Jensen
Print Name	Print Name
President and CEO	Chief Executive Officer
Title	Title
May 2, 2022	May 2, 2022
Date	Date